SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2003
                                                         ----------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

           California                     0-31080               68-0434802
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(State or other jurisdiction of         (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)

1190 Airport Road, Suite 101, Napa, California                    94558
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                    1500 Soscol Road, Napa, California 94559
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

      (b)   Exhibits

            99.1 Press release announcing earnings for the quarter and nine month period ended September 30, 2003.

Item 12. Results of Operations and Financial Condition

Earnings Release. On October 28, 2003, North Bay Bancorp issued a press release announcing its earnings for the quarter and nine month period ended September
30,  2003.  A copy of the press  release is attached to this  Current  Report as
Exhibit 99.1 and incorporated into this report by reference.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October  28, 2003                      NORTH BAY BANCORP

                              /s/ Terry L. Robinson
                              -----------------------------------------------
                              Terry L. Robinson, President and Chief
                              Executive Officer (Principal Executive Officer)


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